UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                ----------------
                 (State or other jurisdiction of incorporation)



          1-14244                                      84-1214736
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                         GLAS-AIRE INDUSTRIES GROUP LTD.
                             145 TYEE DRIVE, #1641,
                        POINT ROBERTS, WASHINGTON 98281
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

         Item 5.02    Departure of Directors or Principal Officers;
                      Election of Directors; Appointment of Principal
                      Officers.................................................1

SECTION 6.   ASSET BACKED SECURITIES...........................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS.................................2

SIGNATURES.....................................................................3



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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The Company appointed Francis X. Finigan to fill a vacancy on its Board of Directors on March 30, 2007, pursuant to the January 31, 2007 stock purchase agreement ("SPA") between the Company, Allstate Home Inspection & Household Environmental Testing, Ltd., a Delaware corporation ("AHI"), and Mr. Finigan an individual. AHI is now a wholly owned subsidiary of the Company. The following paragraph summarizes the background and qualifications of the Company's new director:

         FRANCIS X. FINIGAN, age 53, has been a Director of ESP since March 30, 2007, and the Division President of the AHI Division of ESP since February 20, 2007. Mr. Finigan began his career studying architecture at the Boston Architectural Center from 1976-1979, becoming an accredited home inspection instructor in Texas and South Carolina upon graduation. As an accredited instructor, Mr. Finigan was approved by the Board of Real Estate Appraisers in each of the States of Vermont, New Hampshire, Maine, New York, North Carolina, South Carolina, Maryland, Virginia, California, Colorado, New Jersey and Massachusetts, to teach various courses. Mr. Finigan then authored four continuing education seminars for appraisers, called: Environmental Hazards & Their Effect on Value, Architectural Styles & Building Types, FHA/HUD Site Inspection, FHA/HUD Test Prep, and Uniform Standards of Professional Appraisal Practice 7 hour review. Furthermore, Mr. Finigan was approved by the Bar Association of the State of Vermont to teach continuing legal education classes regarding environmental hazards. Mr. Finigan was the chief instructor for the American Building Sciences Academy (i.e. the Allstate Home Inspection and Appraisal Training Institute), and the author of a 10-day home inspection training program, approved by the state of South Carolina. Mr. Finigan has a number of credentials, such as: lead paint inspector, successful completion of the EPA Asbestos Consultant Program, licensing in Massachusetts as a Title 5 inspector, a member and President of the American Society of Professional Real Estate Inspectors ("ASPREI") as well as a Certified Master Inspector, licensed as a real estate appraiser in the State of Vermont, registered with the federal government in accordance with the FIRREA 1989, certified HUD 203K consultant, he has been given the title of "Certified Indoor Air Quality Investigator" by the American Indoor Air Quality Council, "Certified Level One Mold Assessor" by American Society of Professional Real Estate Inspectors, "Certified Residential Mold Inspector" by Indoor Environmental Standards Organization ("IESO"), is a

                                       1
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member of the  Vermont  Association  of Realtors  and  National  Association  of
Realtors, the founding Member the Indoor Environmental Standards Organization, he is a Standards Committee member, a member of the IESO Board of Directors, a member of the American Indoor Air Quality Council, he is a Regional Director for the State of Vermont, and he is a Regional Director for the State of Vermont's American Indoor Air Quality Council Chapter. Furthermore, Mr. Finigan was the CEO of a design building company during the mid-1980's, he has been a consultant and has performed over 4,000 individual inspections, tests, and real estate appraisals over the last 25 years, he has supervised a number of environmental mitigation and remediation programs since 1978, he founded AHI, authored three books and dozens of articles on environmental screening and inspection, has developed a distance learning series for home inspectors featuring 13 videos including 5.5 hours on environmental hazards and "Mold A Growing Concern," he was the Secretary of the Conservation Commission for the City of Somerville from 1986 to 1988, enforcing the Wetlands Protection Act, and was a Selectman for the town of Randolph, Vermont from 1999 to 2002 in which he developed a budget for all aspects of town government, a normal operating budget, and capitol budgets as well as the creation of laws.

SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                   ------------------------------------------
                                  (Registrant)

Date:  March 30, 2007


                   \s\ Edward Torres, Chief Executive Officer
                 ----------------------------------------------
                     Edward Torres, Chief Executive Officer

























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